Salomon Brothers               October 11, 1997
                                Opportunity Fund Inc


Dear Shareholder:

THE NET ASSET VALUE of each of your shares at August 31, 1997 was $50.64, equivalent to $53.23 assuming the distributions from income and capital gains paid in December 1996 were reinvested in additional shares of the Fund. This represented an increase of 40.5% from $37.89 on August 31, 1996, compared with an increase of 40.6% for the Standard & Poor's Index of 500 Stocks.

THE FUND PERFORMED very well during the fiscal year ended August 31, 1997, with returns virtually identical to the performance of the Standard & Poor's Index of 500 Stocks. This was the case despite the fact that we maintained throughout the year a significant cash position.

WE HAVE ALSO CONTINUED to manage the Fund to avoid realizing significant long-term capital gains and the tax impact of those gains on our shareholders. This reflects our view that the Fund's current portfolio continues to have long-term growth potential. However, now that the U.S. long-term capital gains rate has been reduced from 28% to 20%, we may take advantage of selling opportunities if we believe there are attractive reinvestment options.

OUR CASH POSITION HAS NOT changed significantly in absolute terms from last year's. However, because of the rise in value of the other assets, the cash percentage has declined from 15% to 10%. The cash position continues to provide a measure of protection in case of a stock market decline.

OUR CURRENT INVESTMENT posture has not changed. We are of course leery about the high stock market but we continue to have confidence in our significant long-term holdings.

AT AUGUST 31, 1997, the Fund was 90.0% invested in common stocks; 10.0% of the Fund's net assets was held in cash or its equivalent.

ON SEPTEMBER 24, 1997, Travelers Group ("Travelers") and Salomon Inc, ("Salomon"), the ultimate parent company of Salomon Brothers Asset Management Inc ("SBAM"), announced their agreement (the "Transaction") to merge Salomon with and into Smith Barney Holdings Inc., a subsidiary of Travelers, to form a new company expected to be called Salomon Smith Barney Holdings Inc. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

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THE TRANSACTION is expected to be completed by the end of November 1997, subject to a number of conditions, including the receipt of U.S. and foreign regulatory approvals and the approval of Salomon stockholders. Upon consummation of the Transaction, Travelers will become the ultimate parent of SBAM, which will continue to serve as investment adviser to the Fund.

ON THE FOLLOWING PAGES you will find audited financial statements of the Fund at August 31, 1997 and an unaudited list of portfolio changes for the six months ended on that date.

IF YOU WOULD LIKE to open an IRA or have any questions about the Fund, please call 1-888-777-0102, toll free.

WE APPRECIATE THE CONFIDENCE you have demonstrated in the past and hope to continue to serve you in future years.

                                   Cordially,

                                   /s/ Irving Brilliant
                                   Irving Brilliant
                                   President and Portfolio Manager

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Results of an Investment in Salomon Brothers Opportunity Fund Inc

Set forth below are average annual total return figures for the periods indicated and a graph showing the value of a hypothetical $10,000 investment made in Salomon Brothers Opportunity Fund Inc on August 31, 1987. The average annual total return figures and the information in the graph represent past performance; they reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund. Investment return and share price of the Fund will fluctuate. Shares when redeemed may be worth more or less than original cost.

AVERAGE ANNUAL TOTAL RETURN

The average annual total return over the periods indicated below shows the average annual percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. When considering "average" total return for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Fund's average annual total return for the periods indicated was as follows:
    +40.49% for the one-year period beginning September 1, 1996 and ended August 31, 1997;
    +19.36% for the five-year period beginning September 1, 1992 and ended August 31, 1997;
    +12.80% for the ten-year period beginning September 1, 1987 and ended August 31, 1997.



PERFORMANCE COMPARISON -- GROWTH OF $10,000

                                    Salomon Brothers
Date                 S&P 500      Opportunity Fund Inc

8/87                 10,000             10,000
8/88                  9,382              8,218
8/89                 12,471             11,435
8/90                  9,898             10,861
8/91                 12,194             13,787
8/92                 13,768             14,906
8/93                 16,549             17,168
8/94                 17,608             18,110
8/95                 21,316             21,984
8/96                 23,739             26,102
8/97                 33,351             36,708

Past performance is not predictive of future performance

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Major Portfolio Changes six months ended August 31, 1997 (unaudited)

ADDITIONS+
------------------------------------------------
                                       Shares
                                     Increased
                                   -------------
Angeion...........................    10,000(1)
BJ's Wholesale Club...............    31,500(1)
Deltic Timber.....................     3,000
Dravo.............................    19,400(1)
Forest City Enterprises, Class A..     4,000
IBP...............................     7,200(1)
Inso..............................     5,000
Intercargo........................     5,000(1)
Leucadia National.................     2,500
Loews.............................     2,500
Mississippi Chemical..............     8,000
National Processing...............     8,000(1)
Old Republic International........     8,000
Popular...........................     9,000
Provident Companies...............     4,000
Rayonier..........................     6,000
Tecumseh Products, Class B........     6,000
Wellpoint Health Networks.........     4,000

REDUCTIONS

-----------------------------------------------
                                       Shares
                                      Decreased
                                    -----------
Alexander & Baldwin...............     7,500
Amcast Industrial.................     4,600
American General..................     4,000
Aon...............................     4,000
Archer-Daniels-Midland............     4,200
Bank of New York..................     5,000
Bankers Trust NY..................     2,500
Bergen Brunswig, Class A..........     6,562(2)
Citation..........................    10,000
Cone Mills........................     6,800
Crown Crafts......................     4,800
First Chicago NBD.................     3,000
First Hawaiian....................    20,000(2)
Foundation Health.................    17,000
Liberty Homes, Class A............       200
National Semiconductor............    10,000
Neiman Marcus Group...............     6,000(2)
New Germany Fund..................     5,000
Pharmacia & Upjohn................     4,000
Protective Life...................     3,000(2)
Saliant 3 Communications, Class A.    10,000
Silicon Graphics..................     3,000
Tecumseh Products, Class A........     6,000
Trenwick Group....................     4,300
UNUM..............................     4,000

----------
(1) New addition      (2) Elimination
 +This list excludes changes resulting entirely from mergers, stock dividends and stock splits.

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

Statement of Net Assets August 31, 1997
COMMON STOCKS -- 90.0% OF NET ASSETS
----------------------------------------------------------------------------------------------------------------
                                                                                                      VALUE
     SHARES                                                                           COST           (NOTE 1A)
----------------------------------------------------------------------------------------------------------------
               BANKS - 15.3%
    479,488    Bank of New York.......................................            $ 2,693,118     $ 21,397,152
     10,000    Bankers Trust NY.......................................                426,645        1,037,500
     50,120    First Chicago NBD......................................                527,790        3,596,110
      5,500    Mercantile Bancorporation..............................                 45,630          379,156
     55,000    Popular................................................              1,039,445        2,378,750
                                                                                  -----------     ------------
                                                                                    4,732,628       28,788,668
                                                                                  -----------     ------------
               BASIC INDUSTRY - 7.0%
      5,000    ASARCO.................................................                157,800          153,750
     24,900    Amcast Industrial......................................                452,423          603,825
      5,000    Champion International.................................                200,300          295,938
      7,000    Citation *.............................................                 70,288          122,500
      9,700    Cone Mills *...........................................                 77,270           76,388
      6,200    Crown Crafts...........................................                 60,022           78,275
     11,000    Deltic Timber..........................................                167,179          325,188
     19,400    Dravo *................................................                206,527          224,313
      3,750    Guilford Mills.........................................                 59,213           81,563
      5,000    Intercargo.............................................                 46,500           66,875
      9,500    International Shipholding..............................                162,883          156,156
     21,000    Mississippi Chemical...................................                445,494          455,438
     85,500    Monsanto...............................................              1,050,826        3,756,656
     10,000    MotivePower Industries *...............................                 62,125          216,250
     18,000    NL Industries *........................................                199,350          238,500
      8,000    National Processing....................................                 86,293           81,500
     11,077    Newmont Mining.........................................                289,765          468,696
     20,000    Rayonier...............................................                656,903          976,250
      4,000    Stone Container........................................                 70,240           69,000
     87,500    TRC Companies *........................................                565,847          339,063
     34,100    Tecumseh Products, Class A.............................                930,235        1,926,650
     47,000    Tecumseh Products, Class B.............................              2,049,576        2,538,000
                                                                                  -----------     ------------
                                                                                    8,067,059       13,250,774
                                                                                  -----------     ------------
               BIOTECHNOLOGY & DRUGS - 0.9%
     20,000    Genzyme *..............................................                274,285          562,500
    30,800     Medeva-- ADR...........................................                301,498          440,825
     21,375    Pharmacia & Upjohn.....................................                422,973          728,086
                                                                                  -----------     ------------
                                                                                      998,756        1,731,411
                                                                                  -----------     ------------
               CONSTRUCTION - 1.1%
     26,700    Ameron.................................................                526,254        1,560,281
     34,050    Liberty Homes, Class A.................................                433,000          334,116
     24,750    Liberty Homes, Class B.................................                325,688          252,141
                                                                                  -----------     ------------
                                                                                    1,284,942        2,146,538
                                                                                  -----------     ------------

                                                                                                        Page 5
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Statement of Net Assets August 31, 1997 (continued)


COMMON STOCKS (continued)
----------------------------------------------------------------------------------------------------------------
                                                                                                      VALUE
     SHARES                                                                           COST           (NOTE 1A)
----------------------------------------------------------------------------------------------------------------
               CONSUMER GOODS - 5.4%
     35,500    Alexander & Baldwin....................................            $   169,490     $   958,500
      4,729    Ames Dept Stores, Warrants, Series C, expires 01/31/99 *                 4,729          75,664
     10,000    Angeion................................................                 44,150          51,875
     18,165    Archer-Daniels-Midland.................................                248,084         392,818
     31,500    BJ's Wholesale Club *..................................                257,773         909,563
     19,000    El Chico Restaurants *.................................                 69,419         191,188
     31,500    Homebase...............................................                 74,468         248,063
      7,200    IBP....................................................                170,582         165,150
    100,000    Philips Electronics N.V................................              1,281,995       7,162,500
                                                                                  -----------     ------------
                                                                                    2,320,690       10,155,321
                                                                                  -----------     ------------
               ENERGY - 8.0%
     28,000    Murphy Oil.............................................                773,903        1,503,250
    268,000    Royal Dutch Petroleum, 5 Guilder.......................              1,664,599       13,601,000
                                                                                  -----------     ------------
                                                                                    2,438,502       15,104,250
                                                                                  -----------     ------------
               FINANCE - 11.9%
     45,810    American General.......................................                558,501        2,207,461
    120,000    Federal Home Loan Mortgage.............................                318,200        3,907,500
     60,300    Leucadia National......................................                234,997        1,922,063
    120,500    Loews..................................................              2,843,477       12,283,469
      5,481    NationsBank............................................                 18,168          325,434
     17,093    New Germany Fund.......................................                155,734          243,575
     48,000    Pioneer Group..........................................                167,500        1,560,000
                                                                                  -----------     ------------
                                                                                    4,296,577       22,449,502
                                                                                  -----------     ------------
               HEALTH CARE - 1.3%
      7,700    Foundation Health Systems, Class A *...................                110,903          244,956
      8,095    Horizon/CMS Healthcare *...............................                123,392          166,453
     37,000    Humana *...............................................                456,345          871,813
     22,077    Wellpoint Health Networks *............................                872,533        1,200,437
                                                                                  -----------     ------------
                                                                                    1,563,173        2,483,659
                                                                                  -----------     ------------
               INSURANCE-LIFE, ACCIDENT & HEALTH - 4.9%
     11,250    American International Group...........................                440,675        1,061,719
     16,800    AmerUs Life Holdings...................................                318,552          483,000
     14,000    Aon....................................................                225,692          713,125
      8,568    Delphi Financial Group, Class A........................                136,500          375,386
     37,125    Fremont General........................................                571,663        1,480,359
      5,900    Kansas City Life Insurance.............................                293,813          480,850
     14,000    Provident Companies....................................                395,740          911,750
     88,000    UNUM...................................................                540,274        3,630,000
                                                                                  -----------     ------------
                                                                                    2,922,909        9,136,189
                                                                                  -----------     ------------
Page 6

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Statement of Net Assets August 31, 1997 (continued)


COMMON STOCKS (continued)
----------------------------------------------------------------------------------------------------------------
                                                                                                      VALUE
     SHARES                                                                           COST           (NOTE 1A)
----------------------------------------------------------------------------------------------------------------
               INSURANCE-PROPERTY & CASUALTY - 20.5%
     15,840    Allmerica Financial....................................            $   691,020     $    655,380
     36,000    CNA Financial *........................................              1,354,958        4,083,750
    328,000    Chubb..................................................              2,802,937       21,935,000
     40,000    Merchants Group........................................                600,000          705,000
     30,000    Old Republic International.............................                604,723        1,078,125
    220,750    Orion Capital..........................................              1,613,477        9,381,875
      8,000    Reliance Group Holdings................................                 65,480           98,000
     18,500    Trenwick Group.........................................                304,863          672,938
                                                                                  -----------     ------------
                                                                                    8,037,458       38,610,068
                                                                                  -----------     ------------
               REAL ESTATE - 2.7%
     63,850    Forest City Enterprises, Class A.......................              1,007,463        3,435,928
     31,050    Forest City Enterprises, Class B, Conv.................                364,301        1,666,997
                                                                                  -----------     ------------
                                                                                    1,371,764        5,102,925
                                                                                  -----------     ------------
               TECHNOLOGY - 2.1%
      8,500    Apple Computer*........................................                319,750          184,875
      4,000    First Data.............................................                152,120          164,250
     31,000    Global Industrial Technologies.........................                284,013          587,063
     10,000    Inso *.................................................                314,250          138,750
     24,000    Intel..................................................                 99,250        2,211,000
     10,000    National Semiconductor *...............................                166,850          342,500
     10,802    Silicon Graphics *.....................................                259,836          296,380
                                                                                  -----------     ------------
                                                                                    1,596,069        3,924,818
                                                                                  -----------     ------------
               TELECOMMUNICATIONS/MEDIA - 0.4%
     20,738    News Corporation-- ADR.................................                155,595          313,655
      4,000    Salient 3 Communications, Class A......................                 44,800           60,250
      5,800    Time Warner............................................                123,185          298,700
                                                                                  -----------     ------------
                                                                                      323,580          672,605
                                                                                  -----------     ------------
               TRANSPORTATION - 8.5%
     39,600    AMR *..................................................              1,828,141        3,989,700
    114,000    APL....................................................              1,009,244        3,648,000
     52,000    Airborne Freight.......................................                515,758        2,561,000
     33,000    Canadian Pacific.......................................                528,285          963,188
     42,000    General Dynamics.......................................                928,543        3,344,250
      9,000    Lockheed Martin........................................                308,520          933,188
     23,100    Overseas Shipholding Group.............................                369,929          567,394
                                                                                  -----------     ------------
                                                                                    5,488,420       16,006,720
                                                                                  -----------     ------------
               TOTAL COMMON STOCKS....................................            $45,442,527      169,563,448
                                                                                  ===========     ------------

                                                                                                        Page 7
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Statement of Net Assets August 31, 1997 (concluded)


CORPORATE SHORT-TERM NOTES -- 10.1%
-------------------------------------------------------------------------------------------------------------------
                                                                                             VALUE
    SHARES                                                                                 (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------
 $6,285,000    American Express Credit, 5.50%, due 09/02/97.........................     $  6,289,805
  6,343,000    Chevron Oil Finance, 5.52%, due 09/03/97.............................        6,346,894
  6,419,000    Ford Motor Credit, 5.57%, due 09/04/97...............................        6,421,983
                                                                                         ------------
               TOTAL CORPORATE SHORT-TERM NOTES.....................................       19,058,682
                                                                                         ------------

               CASH, RECEIVABLES AND OTHER ASSETS - 0.1%..............      $   139,559
               LIABILITIES - (0.2%)...................................         (265,887)     (126,328)
                                                                            -----------  ------------
               NET ASSETS - 100.0% -- equivalent to $50.64, offering and
                 redemption price per share on 3,722,380 shares of $.01 par value capital stock outstanding;
                 15,000,000 shares authorized.......................................     $188,495,802
                                                                                         ============

               NET ASSETS CONSIST OF:
               Capital stock........................................................     $     37,224
               Additional paid-in capital...........................................       59,086,552
               Undistributed net investment income..................................          729,573
               Undistributed net realized gain......................................        4,521,532
               Net unrealized appreciation on investments...........................      124,120,921
                                                                                         ------------
               NET ASSETS...........................................................     $188,495,802
                                                                                         ============

---------------
*Non-income producing security.

                                 See accompanying notes to financial statements.

Page 8

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Statement of Operations for the year ended August 31, 1997


INVESTMENT INCOME

INCOME
Dividends (net of foreign withholding taxes of $61,091) .............................    $ 2,526,225
Interest.............................................................................        967,639
                                                                                         -----------
                                                                                           3,493,864

EXPENSES
Management fee.........................................................   $ 1,654,512
Custodian..............................................................        57,950
Shareholder services...................................................        52,525
Legal..................................................................        44,400
Audit and tax return preparation fees..................................        44,325
Printing...............................................................        34,500
Registration and filing fees...........................................        13,400
Directors' fees and expenses...........................................         5,000
Other..................................................................        18,000      1,924,612
                                                                          -----------    -----------
Net investment income................................................................      1,569,252
                                                                                         -----------


NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments.....................................................      5,082,896
Increase in net unrealized appreciation on investments...............................     48,679,695
                                                                                         -----------
Net realized gain and increase in net unrealized appreciation on investments.........     53,762,591
                                                                                         -----------
Net increase in net assets resulting from operations.................................    $55,331,843
                                                                                         ===========


                                 See accompanying notes to financial statements.
                                                                                              Page 9
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

Statement of Changes in Net Assets
                                                                    YEAR ENDED            YEAR ENDED
                                                                    AUGUST 31,            AUGUST 31,
                                                                       1997                  1996
---------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income......................................       $  1,569,252            $  2,226,491
Net realized gain on investments...........................          5,082,896               5,924,655
Increase in net unrealized appreciation on investments.....         48,679,695               6,598,349
                                                                  ------------            ------------
Net increase in net assets resulting from operations.......         55,331,843              14,749,495
                                                                  ------------            ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income......................................         (2,272,506)             (1,749,572)
Net realized gain on investments...........................         (5,571,305)             (4,957,121)
                                                                  ------------            ------------
                                                                    (7,843,811)             (6,706,693)
                                                                  ------------            ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of 187,581 and 541,164 shares,
  respectively.............................................          8,167,100              20,104,930
Net asset value of 149,980 and 157,728 shares, respectively, issued in reinvestment of net investment income and net
  realized gain distributions..............................          6,282,472               5,716,069
Payment for redemption of 362,924 and 621,760 shares,
  respectively.............................................        (15,425,967)            (23,116,339)
                                                                  ------------            ------------
Change in net assets resulting from capital share transactions, representing net decrease of 25,363 and net increase of
  77,132 shares, respectively..............................           (976,395)              2,704,660
                                                                  ------------            ------------
Total increase in net assets...............................         46,511,637              10,747,462

NET ASSETS
Beginning of year..........................................        141,984,165             131,236,703
                                                                  ------------            ------------
End of year (includes undistributed net investment income of
  $729,573 and $1,432,827, respectively)...................       $188,495,802            $141,984,165
                                                                  ============            ============

                                See accompanying notes to financial statements.

Page 10

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Notes to Financial Statements

1.   SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to achieve above-average long-term capital appreciation. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

           (A) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), such portfolio securities are valued at a fair value determined pursuant to procedures established by the Board of Directors. Corporate short-term notes with maturities of 60 days or less at date of purchase are valued at cost plus interest earned, which approximates market value.

           (B) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

           (C) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends from net investment income and distributions from net realized gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

           (D) OTHER. Securities transactions are recorded as of the trade date.
      Dividend income and dividends payable are recorded on the ex-dividend date. Interest income is recognized when earned. Noncash dividend income is recorded based on market or fair value of property received. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

                                                                     Page 11
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Notes to Financial Statements (concluded)

2.   CAPITAL STOCK

     Payable for Fund shares redeemed at August 31, 1997 amounted to $37,239.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS

     The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Salomon Inc ("Salomon"), to act as investment manager of the Fund subject to supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers. The management fee for these services is payable monthly at an annual rate of 1% of average daily net assets. The management fee payable at August 31, 1997 was $162,261.

4.   PORTFOLIO ACTIVITY

     The cost of securities purchased and proceeds from securities sold
(excluding corporate short-term notes) during the year ended August 31, 1997 aggregated $5,917,882 and $10,724,423, respectively.

     Cost of securities held (excluding corporate short-term notes) on August
31, 1997 for Federal income tax purposes was $45,464,824. As of August 31, 1997, gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, amounted to $124,866,978 and $768,354, respectively, resulting in net unrealized appreciation of $124,098,624.

5.   EVENTS SUBSEQUENT TO AUGUST 31, 1997

     On September 24, 1997, Travelers Group ("Travelers") and Salomon Inc,
("Salomon"), the ultimate parent company of SBAM, announced their agreement (the
"Transaction") to merge Salomon with and into Smith Barney Holdings Inc., a subsidiary of Travelers, to form a new company expected to be called Salomon
Smith Barney Holdings Inc. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

     The Transaction is expected to be completed by the end of November 1997, subject to a number of conditions, including the receipt of U.S. and foreign regulatory approvals and the approval of Salomon stockholders. Upon consummation of the Transaction, Travelers will become the ultimate parent of SBAM, which will continue to serve as investment adviser to the Fund.

Page 12


S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Financial Highlights

Selected data per share of capital stock outstanding throughout each year:


                                                                  YEAR ENDED AUGUST 31,
                                                  -----------------------------------------------------
                                                   1997       1996        1995       1994         1993
-------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year.......         $37.89     $35.75      $31.47     $31.91       $27.64
                                                  ------     ------      ------     ------       ------
Net investment income....................           0.43       0.60        0.45       0.42         0.57
Net gains (or losses) on securities
  (both realized and unrealized).........          14.46       3.38        5.68       1.48         4.85
                                                  ------     ------      ------     ------       ------
  Total from investment operations.......          14.89       3.98        6.13       1.90         5.42
                                                  ------     ------      ------     ------       ------
Less dividends and distributions:
Dividends from net investment income.....          (0.62)     (0.48)      (0.37)     (0.64)      (0.345)
Distributions from net realized gain
  on investments.........................          (1.52)     (1.36)      (1.48)     (1.70)      (0.805)
                                                  ------     ------      ------     ------       ------
  Total dividends and distributions......          (2.14)     (1.84)      (1.85)     (2.34)       (1.15)
                                                  ------     ------      ------     ------       ------
Net asset value, end of year.............         $50.64     $37.89      $35.75     $31.47       $31.91
                                                  ======     ======      ======     ======       ======
Total investment return based on net
  asset value per share..................         +40.5%     +11.4%      +21.1%      +6.4%       +20.2%
Ratios/Supplemental Data:
Net assets, end of year (thousands)......       $188,496   $141,984    $131,237   $118,755     $116,607
Ratio of expenses to average net assets..          1.16%      1.18%       1.18%      1.22%        1.23%
Ratio of net investment income to
  average net assets.....................           .95%      1.59%       1.39%      1.29%        1.86%
Portfolio turnover rate..................             4%         5%          8%        13%          10%
Average broker commission rate...........        $0.0571    $0.0591         N/A        N/A          N/A

                                    See accompanying notes to financial statements.
                                                                                                Page 13


S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS OPPORTUNITY FUND INC

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Opportunity Fund Inc (the "Fund") at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
October 10, 1997


-------------------------------------------------------------------------------
                           TAX INFORMATION (UNAUDITED)

        We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended August 31, 1997, the Fund paid distributions from realized long-term capital gains of $1.51 per share which are taxable as such.

        We wish to advise you that the corporate dividends received deduction for the Fund is 85%.
-------------------------------------------------------------------------------

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Directors

IRVING BRILLIANT
      President

BENITO GAGUINE
      Attorney at Law

ROSALIND A. KOCHMAN
      Administrator and counsel,
      Kochman Eye Surgical Facility

IRVING SONNENSCHEIN
      Partner of law firm of Sonnenschein,
      Sherman &Deutsch

Officers

IRVING BRILLIANT
      President and Portfolio Manager

ALAN M. MANDEL
      Treasurer

NOEL B. DAUGHERTY
      Secretary

JANET S. TOLCHIN
      Assistant Treasurer

JENNIFER G. MUZZEY
      Assistant Secretary


Salomon Brothers Opportunity Fund Inc

      7 World Trade Center
      New York, New York  10048
      1-888-777-0102, toll free

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

DISTRIBUTOR
      Salomon Brothers Inc
      7 World Trade Center
      New York, New York  10048

CUSTODIAN
      Investors Bank & Trust Company
      200 Clarendon Street
      Boston, Massachusetts 02116

DIVIDEND DISBURSING AND TRANSFER AGENT
      First Data Investor Services Group, Inc.
      53 State Street
      Boston, Massachusetts  02109-2873

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017-3909

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York 10036

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Salomon Brothers Opportunity Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Brothers Asset Management
P.O. Box 9109
Boston, MA 02205-9109

                                     ------------------
                                         FIRST-CLASS
                                        U.S. POSTAGE
                                            PAID
                                         BOSTON, MA
                                      PERMIT No. 54201
                                     ------------------

                 Salomon Brothers
                 Opportunity Fund Inc

                 Annual Report

                 AUGUST 31, 1997

--------------------------------------------------------------------------------
                        Salomon Brothers Asset Management
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